HUTCH

Hutchison Telecommunications Lanka (pvt) Ltd.

#234, Galle Road, Colombo 04, Sri Lanka
(Local) Tel : 078 8632 632 Fax : 078 8632 188
(From Overseas) + 94 (0) 788632632 + 94 (0) 78 8632 188

Purchase Order

Purchase Order Number: PO0000000004301
Purchase Req. Number: PR00000004717
Date: Mar 09, 2016

Name and Address of Supplier :
Duo Software Private Limited
06 th Floor NO 403,Galle Rd,
Colombo 03.
Sri Lanka

Our Reference:

Your Quotation No:

Please supply the following items: Feb 26, 2016

Qty. Ordered	Description	Drop Ship	Unit Cost	UOM	Extended Price
3	DUO CC & CRM AMC 2016 Q1 Renewal DUO CC & CRM AMC Renewal 2016 Q1 Period: 21st December 2015 to 20th March 2016	No	16500.000	Each	49,500.00

Tax Summary:
VATUSD 0.00

Less: included tax	0.00
Subtotal	49,500.00
Total tax	0.00
Total purchase order USD	49,500.00

FOR TERMS & CONDITIONS, PLEASE SEE OVERLEAF.
Please quote Order Number on all Delivery Notes, Invoices and other related correspondance.

Remark: Payment Terms: monthly payment
Duration: 21st December 2015 to 20th March 2016

Hutchison Telecommunications Lanka (Pvt) Ltd

Authorised Signatory

SUPPLIER'S COPY